Subsequent events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events
Note 8 - Subsequent events

A.	Exchange Offer and Consent Solicitation

On July 24, 2023, the Company announced that it had commenced an exchange offer and consent solicitation relating to its outstanding warrants. On August 23, 2023, the Company announced the expiration and results of its exchange offer and consent solicitation relating to its outstanding warrants. The Company has been advised that 5,496,433 public warrants, or approximately 63.7% of the outstanding public warrants, and 5,200,000 private placement warrants, representing all of the outstanding private placement warrants, were validly tendered and not withdrawn prior to the expiration of the offer and consent solicitation. The Company expects to accept all validly tendered warrants in exchange for 0.0167 ordinary shares per warrant on or before August 25, 2023.

In addition, pursuant to the consent solicitation, the Company received approval from the holders of a majority of the public warrants of an amendment to the warrant agreement governing the warrants (the “Warrant Amendment”). On August 23, 2023, the Company executed the Warrant Amendment and announced that it will exercise its right, in accordance with the terms of the Warrant Amendment, to exchange all remaining untendered warrants for ordinary shares at an exchange ratio of 0.01503 ordinary shares for each warrant. The Company has fixed the date for such exchange as September 7, 2023.

B.	Headquarters office lease

On July 3, 2023, the Company amended its headquarters lease agreement as part of the Cost Reduction Initiative. The leased space and the lease payments were reduced by half, down to 745.5 sqm. This lease agreement covers the third quarter of 2023 with an option to extend until September 30, 2024, with a 30-day notice.